Exhibit 99.1

Developing new treatments for GI Disorders and Diseases January 2010 Corporate Presentation

Certain statements made in this presentation are forward-looking. Such statements are indicated by words such as “expect,” “should,” “anticipate” and similar words indicating uncertainty in facts and figures. Although Synergy believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations reflected in such forward-looking statements will prove to be correct. As discussed in the Synergy Pharmaceuticals Annual Report on Form 10-K for the year ended December 31, 2008, and other periodic reports, as filed with the Securities and Exchange Commission, actual results could differ materially from those projected in the forward-looking statements as a result of the following factors, among others: uncertainties associated with product development, the risk that products that appeared promising in early clinical trials do not demonstrate efficacy in larger-scale clinical trials, the risk that Synergy will not obtain approval to market its products, the risks associated with dependence upon key personnel and the need for additional financing. Forward-Looking Information

Introduction to Synergy Pharmaceuticals Synergy Pharmaceuticals – Key Points Technology Proprietary technology, not in-licensed Major implications to treat GI disorders Platform potential Strong IP position Application SP-304 to treat chronic constipation and IBS-C SP-333 to treat IBD Advantages Human analog Reduced systemic toxicity Improved side effect profile Opportunity Validated target for GI disorders with potential for “Best-in-class” drug Risk Very low SP-304 benefits from success of Ironwood/Forest drug already in Phase III for GI GI Market US, Europe & Japan: 20 Million severe patients GI disorders: $27 Billion worldwide annual revenue

GI Disorders & Diseases Significant Market Opportunity

Significant Unmet Medical Need Hard and lumpy stools, straining during defecation, a sensation of incomplete evacuation, and fewer than three bowel movements per week Significantly affects patients’ quality of life by impairing their ability to work and participate in typical daily activities Limited available treatment options Chronic Constipation (CC) Chronic abdominal pain and discomfort associated with altered bowel habits Patients can be affected physically, psychologically, socially, and economically Limited available treatment options Constipation-Predominant Irritable Bowel Syndrome (IBS-C) Affected segment of large intestine becomes inflamed and develops ulcers, causing symptoms that include bloody diarrhea, abdominal pain, and fever Limited available treatment options Ulcerative Colitis (UC)

The Market for GI-Disorder Drug World: 100 M people with chronic constipation and IBS-C Wide prevalence: Up to 15% and 20% of the population respectively Severe: 20 M people in US, Europe and Japan 7.5 M US 7.5 M Europe 5.0 M Japan $27 Billion total market size More than 1 Million patients More than $2 Billion in revenue Synergy potential Source: Datamonitor 2007, Eurostat 2009

Major “Game–Changing” Event: Novartis Zelnorm® (tegaserod) 5-HT4 agonist withdrawn from market in spring 2007 due to cardio-toxicity $560 M sales in 2006, worldwide 32% growth, year on year Approved for chronic constipation and IBS-C Major impact on all future 5-HT4 agonist candidates Highlights need for new approach to treat GI disorders Zelnorm®

Competitive landscape – few approved products to fill Zelnorm absence Amitiza® Amitiza® (lubiprostone) from Sucampo/Takeda Chloride C-2 channel activator Absorbed compound Main side effect is nausea - to 30% of patients Sets high price for market ~$3.80 / day retail ~$3.35 / day ex-factory

GC-C receptor agonists

Guanylate Cyclase C Receptors - Physiological mechanism Guanylate Cyclase C (GC-C) receptors are present on luminal side of gut Key regulator of salt and liquid content of gut The CFTR when activated secretes Cl- and HCO3- into intestinal lumen, along with fluid Side view of the GI tract

Activation of chloride channels increases fluid secretion into GI lumen Amitiza® SP-304 Linaclotide

Big Pharma technology: History of our GC-C receptor agonists Technology emanates from cutting edge research on GCC receptors at GD Searle / Monsanto. Key researcher in field: Dr. Kunwar Shailubhai (joined Synergy Pharmaceuticals in 2000) Researchers from Monsanto/Searle eventually joined two biotechnology companies, Ironwood and Synergy Ironwood aggressively developing its compound linaclotide for GI disorders Synergy files first patent applications – SP-304 patent issued in May 2006 Research originated at Monsanto Searle 1990 2000 2002 2004

SP-304 lead drug: GC-C Receptor Agonist 16-mer analog of uroguanylin Single key amino acid change Locked into stable active conformer Compact stable molecule Thermo and acid stable (100 °C, pH 2) High resistance to proteases Behaves like a small molecule drug More potent than the natural hormone NDDCELCVNVACTGCL NDECELCVNVACTGCL GC-C Receptor Uroguanylin - Natural Hormone SP-304 - Uroguanylin Analog Single letters denote different amino acids Colored lines denote disulphide bonds

ST-peptide Produced by E. coli bacteria Uroguanylin Natural Hormone Linaclotide ST-peptide Analog NDECELCVNVACTGCL SP-304 Uroguanylin Analog Two GC-C Receptor Agonists Currently Being Developed for Chronic Constipation and IBS NSSNSSNYCCELCCNPACTGCY CCEYCCNPACTGCY NDDCELCVNVACTGCL Colored lines denote disulphide bonds

SP-304 Clinical Development

Phase I Trial in Volunteers	
Protocol No. SP-SP304101-08	• "Single-site, Randomized, Double-blind, Placebo-Controlled, Single-, Ascending-, Oral-Dose Safety, Tolerability, and Pharmacokinetic Study of SP-304 in Healthy Adult Human Male and Female Volunteers" • Cohorts administered a single, oral dose of 0.1, 0.3, 0.9, 2.7, 5.4, 8.1,16.2, 24.3 and 48.6 mg SP-304 or matching placebo • 9 cohorts performed with 8 subjects per cohort (6 SP-304; 2 placebo) – 71 subjects total

Conclusions from study

1. No SP-304 systemic absorption observed – all administered doses
   - PK collected through 48 hours post-dose
2. SP-304 showed pharmacodynamic effects indicative of drug effect

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Adverse Event (AE) Profile The following grade 1 AEs were reported: Diarrhea (20.7%) - defined as increase in # of BM from baseline 81.8% occurred at doses of < 5.4 mg Abdominal Discomfort (5.6%) All 3 occurred at 24.3 mg dose Headache (3.7%) 1 occurred at 0.9 mg and 1 occurred at 24.3 mg dose Nausea (3.7%) Both occurred at 24.3 mg dose Emesis (1.8%) Occurred at 8.1 mg dose Most AE’s resolved within 72 hours of dosing and were transient in nature

Study Summary No systemic absorption of SP-304 observed at all administered doses PK collected through 48 hours post-dose SP-304 was well-tolerated Did not reach an MTD No serious adverse events reported Minimal AEs reported

Next three clinical trials planned for SP-304 in CIC and IBS-C

- **Phase 2a** 14-day repeated-dose, placebo-controlled dose escalation trial in CIC patients (N~ 60)
  - Note: linaclotide gave favorable data in 14-day Phase IIa repeated-dose study in CIC
- **Phase 2b** 28-day dose-ranging, placebo-controlled trial in CIC patients (N~320)
  - Key proof-of-concept (POC) trial - powered for statistical significance
- **Phase 2b** 12-week Phase IIb trial in IBS-C (N~600)
  - repeated-dose study utilizing fixed doses derived from earlier trials in CC

Copyright © Synergy Pharmaceuticals 2010
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SP-304 Clinical Development Timeline SP-304 manufacture scale-up underway SP-304 formulation presently underway Initiate Phase 2a 14-day CC trial Initiate Phase 2b 28-day, fixed dose 28-day CC clinical trial Expect clinical data to be available to set doses for 28-day trial IND Amendment filed January 7 Jan.2010 Feb. 2010 Sept. 2010 Jan. 2011 June 2011 Initiate Phase 2b 90-day, fixed dose IBS-C clinical trial

Synergy’s SP-304 Clinical Strategic Focus Focus clinical development of SP-304 to beat linaclotide with lower diarrhea adverse events (AE’s) Mechanistic advantage of SP-304 over linaclotide – pH dependency to binding constant Seek labeling and marketing advantages with SP-304

SP-304 Rationale for ‘Best-in-Class’

Structural Motifs of GC-C Receptor Agonists Currently Being Developed Modulates binding constant with mucosal acidity Colored lines denote disulphide bonds Linaclotide ST-peptide Analog NDECELCVNVACTGCL SP-304 Uroguanylin Analog CCEYCCNPACTGCY Defines agonist activity Defines agonist activity

Physiological Role of N Terminus of Uroguanylin Physiological activity of uroguanylin is regulated by mucosal acidity Mucosal acidity provides physiological ‘ON’ and ‘OFF’ switch for binding of uroguanylin to GC-C First three amino acids at N-terminus (NDD) are critical for pH-mediated binding of uroguanylin to GC-C SP-304, containing NDE terminus, also retains pH modulation capability

N-terminal Amino Acids are Critical for pH-mediated Regulation of Physiological Activity pmoles cGMP per well
400
300
200
100
0
-10
-9
-8
-7
-6
-5
-4
pH 8.0
pH 5.0
[Uroguanylin$^{95-109}$], Log (M)
pmoles cGMP per well
300
200
100
0
-11
-10
-9
-8
-7
-6
-5
-4
Minus NDD UG
pH 8.0
pH 5.0
[Uroguanylin], Log (M)
^{125}I-ST Bound, % of Bo
100
75
50
25
0
-11
-10
-9
-8
-7
-6
-5
-4
Minus NDD UG
pH 8.0
pH 5.0
[Uroguanylin] , Log (M)

Hamra et al., PNAS 1997

UG	N	D	D	C	E	L	C	V	N	V	A	C	T	G	C	L
SP-304	N	D	E	C	E	L	C	V	N	V	A	C	T	G	C	L
ST (5-17)				C	C	E	L	C	C	N	P	A	C	A	G	C

NDD at the N-terminus of uroguanylin (UG) - and NDE of SP-304 - are crucial for the physiological 'ON' and 'OFF' mechanism for binding to GC-C

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Key Intellectual Property Patent No. US 7,041,786 Date of Patent May 9, 2006 Title Guanylate cyclase receptor agonists for the treatment of tissue inflammation and carcinogenesis Inventors K. Shailubhai, G. Nikiforovich, G. Jacob Assignee Synergy/Callisto Pharmaceuticals, Inc. Related US Appl. Data Provisional Appl. No. 60/348,646

Platform Technology SP-333

Synergy’s GC-C Receptor Agonist Program is a Technology Platform “Second-generation” drug positioned for ulcerative colitis (UC) IND planned for 3Q2010 First trial in healthy volunteers to test for systemic absorption IP status – Key comp-of-matter patent application published in Dec. 2008 SP-333 to treat ulcerative colitis

Activation of GC-C receptor leads to GI anti-inflammatory activity cAMP AMP PKA PDE-III GTP PKG-II cGMP Na+ Ca+ Na+ Ca+ Cl- HCO3- HCO3- Cl- ClC2 CFTR CNG GC-C SP-304 SP-333 Anti-proliferative Anti-inflammatory Cl- HCO3- Na+/K+ homeostasis Amitiza® CIC & IBS IBD CANCER Intestinal lumen Epithelial membrane

Efficacy of SP-304 in Animal Models of Ulcerative Colitis [SP-333 studies in progress] Efficacy of SP-304 has been validated in three different acute animal models of ulcerative colitis TNBS-induced colitis in Balb/c mouse TNBS-induced colitis in BDF1 mouse DSS-induced colitis in BDF1 mouse Preliminary data show that SP-304 treatment suppresses GI inflammation in accepted chronic model - IL-10 knock-out mouse Expression of uroguanylin is suppressed in IL-10 knock-out mouse

TNBS Injected Balb/c mice Treated with SP-304 show histological improvement and suppressed intestinal secretion of pro-inflammatory cytokines 0 40 80 120 IL-12 p40 IL-23 TNF Cytokines, pg/ml Control SP304, 50 mg/day 160 0 5 10 15 20 25 Histopathology Score SP-304 (mg/day) 0 10 20 50 n-9 n-8 n-4 n-5

Initial clinical trial planned for SP-333 Phase I single-dose, dose-escalation trial in healthy volunteers (N = 40) Safety, tolerability and PK of orally administered SP-333 Establish that SP-333 is not systemically absorbed in volunteers To be followed by evaluation in ulcerative colitis patients

Summary

GC-C receptor agonists have an established valuation

September 2007

- Partnership deal announced between Ironwood and Forest Laboratories for North American rights to linaclotide
  - Forest paid $70 M upfront and $260 M in near term milestones for 50/50 rights to US, plus Canada and Mexico

May 2009

- Almirall, S.A. signs deal with Ironwood for European rights to linaclotide
  - Almirall to pay $40 M upfront and $55 M in near-term milestones plus royalties

November 2009

- Ironwood files Form S-1 with SEC for IPO
  - Estimated market cap ~ $800 M

November 2009

- Astellas signs deal with Ironwood for Asian rights to linaclotide
  - Astellas pays $75 M

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Future Synergy Value Creation Milestones 1Q2010 * Initiate SP-304 Phase 2a 14-day CC trial 4Q2010 * Phase 2a clinical data 2010 * File IND on SP-333 (FIH clinical data – 1Q 2011) 1Q2011 Initiate SP-304 Phase 2b 28-day CC trial 2Q2011 Initiate SP-304 Phase 2b 90-day IBS-C trial * Key 2010 Future Value-Creation Events

Synergy: Our Opportunity SP-304 is less than 9 months away from completing Phase IIa proof of efficacy trial in chronic constipation Oral drugs for GI disorders & diseases Targeted therapy – specific selective receptor in GI tract No systemic absorption – low risk of toxicity Clinical proof-of-principle for class Platform technology – 2nd generation drug for IBD Strong, pristine IP position – originated at Synergy, protection to 2024 Huge market opportunity – 1 million+ patients; $2 billion+ revenues Upcoming milestones provide near- and mid-term investment triggers SP-304 & SP-333 to Treat GI Disorders & Diseases

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